   As filed with the Securities and Exchange Commission on January 12, 1998

                                                 REGISTRATION STATEMENT NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                           -------------------------

           PATRIOT AMERICAN HOSPITALITY, INC.                                      WYNDHAM INTERNATIONAL, INC.
 (Exact Name of Registrant as Specified in its Charter)                (Exact Name of Registrant as Specified in its Charter)
                        DELAWARE                                                             DELAWARE
            (State or Other Jurisdiction of                                     (State or Other Jurisdiction of
            Incorporation or Organization)                                       Incorporation or Organization)
                      94-0358820                                                            94-2878485
         (I.R.S. Employer Identification No.)                                 (I.R.S. Employer Identification No.)
                1950 STEMMONS FREEWAY                                                 1950 STEMMONS FREEWAY
                      SUITE 6001                                                            SUITE 6001
                 DALLAS, TEXAS 75207                                                   DALLAS, TEXAS 75207
                   (214) 863-1000                                                         (214) 863-1000
      (Address, Including Zip Code, and Telephone                          (Address, Including Zip Code, and Telephone
           Number, Including Area Code, of                                       Number, Including Area Code, of
       Registrant's Principal Executive Offices)                             Registrant's Principal Executive Offices)

          PATRIOT AMERICAN HOSPITALITY/                                             PATRIOT AMERICAN HOSPITALITY/
      WYNDHAM INTERNATIONAL EMPLOYEE SAVINGS                                       WYNDHAM INTERNATIONAL EMPLOYEE
               & RETIREMENT PLAN                                                     SAVINGS & RETIREMENT PLAN
           (Full Title of the Plans)                                                 (Full Title of the Plans)

       -------------------------------------                                    -------------------------------------

                PAUL A. NUSSBAUM                                                             JAMES D. CARREKER
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
      PATRIOT AMERICAN HOSPITALITY, INC.                                                WYNDHAM INTERNATIONAL, INC.
            1950 STEMMONS FREEWAY                                                         1950 STEMMONS FREEWAY
                   SUITE 6001                                                                   SUITE 6001
              DALLAS, TEXAS 75207                                                           DALLAS, TEXAS 75207
                 (214) 863-1000                                                               (214) 863-1000

    (Name, Address, Including Zip Code, and                                      (Name, Address, Including Zip Code, and
     Telephone Number, Including Area Code,                                      Telephone Number, Including Area Code and
             of Agent for Service)                                                          of Agent for Service)

                             ____________________

                                  copies to:

                            GILBERT G. MENNA, P.C.
                           KATHRYN I. MURTAGH, ESQ.
                         GOODWIN, PROCTER & HOAR  LLP
                                EXCHANGE PLACE
                       BOSTON, MASSACHUSETTS  02109-2881
                                (617) 570-1000
                             ____________________


                                                  CALCULATION OF REGISTRATION FEE
===================================================================================================================================
Title of Securities Being        Amount to be       Proposed Maximum Offering           Proposed Maximum              Amount of
        Registered              Registered (1)          Price Per Share (2)          Aggregate Offering Price       Registration Fee

------------------------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.01       300,000                    $26.5625                      $7,968,750                   $2,351
  per share, of Patriot
  American Hospitality Inc.
  ("REIT Common Stock")
  Paired With Shares of
  Common Stock, par value
  $.01 per share, of Wyndham
  International, Inc. ("WII
  Common Stock")
 ===================================================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the Patriot American Hospitality/Wyndham International Employee Savings & Retirement Plan ( the "Plan") in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the Plan or other similar event. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) This estimate is made pursuant to Rule 457(c) and (h) under the Securities Act solely for the purposes of determining the registration fee and is based upon the price at which outstanding securities were issued or may be exercised and the market value of outstanding paired shares of REIT Common Stock, and WII Common Stock, on January 8, 1998, utilizing the average of the high and low sale prices reported on the New York Stock Exchange for that date.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Certain Documents by Reference.
          -----------------------------------------------

          Patriot American Hospitality, Inc. ("REIT") and Wyndham International, Inc. ( "WII and together with REIT referred to hereinafter as the "Companies") hereby incorporate by reference the documents listed below, which have previously been filed with the Securities and Exchange Commission (the "Commission").


REIT AND WYNDHAM INTERNATIONAL, INC.

     1. Current Report on Form 8-K of REIT and WII dated January 12, 1998 (filed January 12, 1998).


REIT AND PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY

     1. Current Reports on Form 8-K of REIT and Patriot American Hospitality Operating Company (the "Operating Company") dated: (i) July 1, 1997 (Nos. 001-09319 and 001-09320 filed July 11, 1997), (ii) July 15, 1997 (Nos. 001-09319 and
001-09320 filed July 21, 1997), (iii) July 22, 1997 (Nos. 001-09319 and 001-
09320 filed July 22, 1997), (iv) September 17, 1997 (Nos. 001-09319 and 001-
09320 filed September 17, 1997), (v) September 30, 1997, as amended (Nos. 001-09319 and 001-09320 filed October 14, 1997 and October 28, 1997), (vi) September 30, 1997 (Nos. 001-09319 and 001-09320 filed November 12, 1997), (vii) December
2, 1997 (Nos. 001-09319 and  001-09320 filed December 4, 1997); and (viii)
December 10, 1997 (Nos. 001-09319 and 001-09320 filed December 10, 1997);

     2. The description of the paired shares of REIT Common Stock and the Common Stock of the Operating Company, par value $.01 per share ("Operating Company Common Stock"), contained or incorporated by reference in REIT's and Operating Company's Registration Statement on Form 8-A (Nos. 001-09319, 001-09320 filed November 30, 1996, July 17, 1997 and July 21, 1997), including any amendments thereto;

     3. Quarterly Report on Form 10-Q of REIT and Operating Company (Nos. 001-09319, 001-09320 filed August 14, 1997) for the fiscal quarter ended June 30, 1997; and

     4. Quarterly Report on Form 10-Q of REIT and Operating Company (Nos. 001-09319 and 001-09320 filed November 14, 1997) for the fiscal quarter ended September 30, 1997.

CALIFORNIA JOCKEY CLUB ("CJC") AND BAY MEADOWS OPERATING COMPANY ("BMOC")

     1. Annual Report on Form 10-K of CJC and BMOC (Nos. 001-09319, 001-09320 filed March 31, 1997) for the fiscal year ended December 31, 1996;

     2. Current Reports on Form 8-K of CJC and BMOC dated (i) February 24, 1997 (Nos. 001-09319, 001-09320 filed March 3, 1997) and (ii) May 28, 1997 (Nos.
001-09319, 001-09320 filed June 5, 1997);

     3. Quarterly Report on Form 10-Q of CJC and BMOC (Nos. 001-09319, 001-09320 filed May 12, 1997) for the fiscal quarter ended March 31, 1997; and

     4. Quarterly Report on Form 10-Q/A of CJC and BMOC (Nos. 001-09319, 001-09320 filed May 16, 1997) for the fiscal quarter ended March 31, 1997.

PATRIOT AMERICAN HOSPITALITY, INC. ("OLD PATRIOT REIT")

     1. Annual Report on Form 10-K of Old Patriot REIT (No. 001-13898 filed March 26, 1997) for the fiscal year ended December 31, 1996;

     2. Current Reports on Form 8-K of Old Patriot REIT, dated: (i) April 2, 1996, as amended (No. 001-13898 filed April 17, 1996 and June 14, 1996), (ii)
December 5, 1996 (No. 001-13898 filed December 5, 1996), (iii) January 16, 1997, as amended (No. 001-13898 filed January 31, 1997, February 21, 1997, April 8, 1997, April 9, 1997 and May 19, 1997), (iv) February 24, 1997 (No. 001-13898
filed March 3, 1997) and (v) April 14, 1997, as amended (No. 001-13898 filed April 17, 1997 and April 18, 1997); and

     3. Quarterly Report on Form 10-Q of Old Patriot REIT (No. 001-13898 filed May 12, 1997) for the fiscal quarter ended March 31, 1997.

WYNDHAM HOTEL CORPORATION ("WYNDHAM")

     1.    Annual Report on Form 10-K of Wyndham (No. 001-11723 filed March 27,
1997) for the fiscal year ended December 31, 1996;

     2. Annual Report on Form 11-K of Wyndham Employee Savings & Retirement Plan for the fiscal year ended December 31, 1996.

     3. Current Reports on Form 8-K of Wyndham dated (i) April 14, 1997 (No. 001-11723, filed April 23, 1997) and (ii) July 31, 1997 (No. 001-11723, filed
August 15, 1997 and September 18, 1997);

     4.    Quarterly Report on Form 10-Q of Wyndham (No. 001-11723 filed May 12,
1997) for the quarter ended March 31, 1997;

     5. Quarterly Report on Form 10-Q/A of Wyndham (No. 01-11723 filed June 2, 1997) for the quarter ended March 31, 1997;

     6. Quarterly Report on Form 10-Q of Wyndham (No. 01-11723 filed August 14, 1997) for the quarter ended June 30, 1997;

     7. Quarterly Report on Form 10-Q/A of Wyndham (No. 01-11723 filed August 29, 1997) for the quarter ended June 30, 1997;

     8. Current Report on Form 8-K/A of Wyndham dated September 18, 1997 (No. 001-11723, filed September 18, 1997);

     9. Quarterly Report on Form 10-Q of Wyndham (No. 001-11723 filed November 14, 1997) for the quarter ended September 30, 1997; and

Item 4.   Description of Securities.
          -------------------------

          Not Applicable.

Item 5.   Interests of Named Experts and Counsel.
          --------------------------------------

          Not Applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

          The Restated Charters of each of the Companies, in conjunction with the Delaware General Corporation Law (the "DGCL"), eliminate a director's personal liability to REIT or WII, as the case may be, or their respective stockholders for breach of fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to REIT or WII, as the case may be, or their respective stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

          The DGCL permits, but does not require, a corporation to indemnify its directors, officers, employees or agents and expressly provides that the indemnification provided for under the DGCL shall not be deemed exclusive of any indemnification right under any bylaw, vote of stockholders or disinterested directors, or otherwise. The DGCL permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against such persons for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner that he or she reasonably believed was in or not opposed to the corporation's best interests and in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The DGCL does not allow indemnification of directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) unless the directors successfully defend the action or indemnification is ordered by the court. The Restated Bylaws of each of the Companies provide for indemnification to the fullest extent authorized by the DGCL and, therefore, these statutory indemnification rights are available to the directors, officers, employees and agents of the Companies. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors and officers of REIT or WII pursuant to the foregoing provision or otherwise, the Companies have been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is therefore, unenforceable.

           Each of the Companies has purchased director and officer liability insurance for the purpose of providing a source of funds to pay any indemnification described above.


Item 7.    Exemption from Registration Claimed.
           -----------------------------------

           Not applicable.


Item 8 .   Exhibits.
           --------

           The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

Exhibit
-------
5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
23.1  Consent of Goodwin, Procter & Hoar  LLP (included in Exhibit 5.1 hereto).
23.2  Consent of Deloitte & Touche LLP, San Francisco, California

23.3   Consent of Deloitte & Touche LLP, Houston, Texas
23.4   Consent of Ernst & Young LLP, Dallas, Texas
23.5   Consent of Ernst & Young LLP, Seattle, Washington
23.6   Consent of Ernst & Young LLP, Phoenix, Arizona
23.7   Consent of Ernst & Young LLP, San Juan, Puerto Rico
23.8   Consent of Ernst & Young LLP, Miami, Florida
23.9   Consent of Ernst & Young LLP, Kansas City, Missouri
23.10  Consent of Coopers & Lybrand, L.L.P., Fort Lauderdale, Florida
23.11  Consent of Coopers & Lybrand, L.L.P., Pittsburgh, Pennsylvania
23.12  Consent of Coopers & Lybrand, L.L.P., Dallas, Texas
23.13  Consent of Coopers & Lybrand, L.L.P., Phoenix, Arizona
23.14  Consent of Coopers & Lybrand, L.L.P., Newport Beach, California
23.15  Consent of Coopers & Lybrand, L.L.P., Tampa, Florida
23.16  Consent of Pannell Kerr Forster PC, Alexandria, Virginia
23.17  Consent of Price Waterhouse LLP, Miami, Florida
23.18  Consent of Arthur Andersen LLP, Dallas, Texas
23.19  Consent of Mayer Hoffman McCann L.C., Kansas City, Missouri
24.1 Powers of Attorney (contained in signature pages on pages 8 and 11-12 of this registration statement)


Item 9.   Undertakings
          ------------

       (a)     The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than twenty percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
          Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 13th day of January, 1998.

                                       PATRIOT AMERICAN HOSPITALITY, INC.

                                       By: /s/ Paul A. Nussbaum
                                           -----------------------------------
                                           Paul A. Nussbaum
                                           Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and Directors of Patriot American Hospitality, Inc., hereby severally constitute Paul A. Nussbaum, as our true and lawful attorney with full power to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration statement, and generally to do all such things in our names and in our capacities as officer and Directors to enable Patriot American Hospitality, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                       Title                               Date
---------                       -----                               ----
/s/ Paul A. Nussbaum            Chairman of the Board and Chief     January 13, 1998
--------------------------      Executive Officer (Principal
Paul A. Nussbaum                Executive Officer)

/s/ William W. Evans III        President, Chief Operating          January 13, 1998
--------------------------      Officer and Director
William W. Evans III

/s/ Anne L. Raymond             Chief Financial Officer,            January 13, 1998
--------------------------      Executive Vice President
Anne L. Raymond                 and Treasurer (Principal
                                Financial Officer)

/s/ John H. Daniels             Director                            January 13, 1998
--------------------------
John H. Daniels

/s/ John C. Deterding           Director                            January 13, 1998
--------------------------
John C. Deterding

/s/ Gregory R. Dillon           Director                            January 13, 1998
--------------------------
Gregory R. Dillon

/s/ James D. Carreker           Director                            January 13, 1998
--------------------------
James D. Carreker

/s/ Arch K. Jacobson            Director                            January 13, 1998
--------------------------
Arch K. Jacobson

/s/ Philip J. Ward              Director                            January 13, 1998
--------------------------
Philip J. Ward

/s/ Harlan R. Crow              Director                            January 13, 1998
--------------------------
Harlan R. Crow

     Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas, on January 13, 1998.

                                        PATRIOT AMERICAN HOSPITALITY/
                                        WYNDHAM INTERNATIONAL EMPLOYEE
                                        SAVINGS & RETIREMENT PLAN

                                    By:  /s/ John P. Bohlmann
                                         -------------------------
                                         John P. Bohlmann
                                         Benefits Committee

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 13th day of January, 1998.

                                    WYNDHAM INTERNATIONAL, INC.


                                    By:  /s/ James D. Carreker
                                         ---------------------
                                         James D. Carreker
                                         Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and Directors of Wyndham International, Inc., hereby severally constitute James D. Carreker, as our true and lawful attorney with full power to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration statement, and generally to do all such things in our names and in our capacities as officer and Directors to enable WII to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                     Title                                     Date
---------                     -----                                     ----
/s/ James D. Carreker         Chairman of the Board and Chief           January 13, 1998
-------------------------     Executive Officer (Principal
James D. Carreker             Executive Officer)

/s/ Karim Alibhai             President, Chief Operating Officer and    January 13, 1998
-------------------------     Director
Karim Alibhai

/s/ Rex E. Stewart            Chief Financial Officer, Executive        January 13, 1998
-------------------------     Vice President and Treasurer (Principal
Rex E. Stewart                Financial Officer)

/s/ Leonard Boxer             Director                                  January 13, 1998
-------------------------
Leonard Boxer

/s/ Russ Lyon, Jr.            Director                                  January 13, 1998
-------------------------
Russ Lyon, Jr.

/s/ Burton C. Einspruch       Director                                  January 13, 1998
-------------------------
Burton C. Einspruch

/s/ Arch K. Jacobson          Director                                  January 13, 1998
-------------------------
Arch K. Jacobson

/s/ Sherwood M. Weiser        Director                                  January 13, 1998
-------------------------
Sherwood M. Weiser

/s/ Susan T. Groenteman       Director                                  January 13, 1998
-------------------------
Susan T. Groenteman

/s/ Paul A. Nussbaum          Director                                  January 13, 1998
-------------------------
Paul A. Nussbaum

                              Director                                  January __, 1998
-------------------------
James C. Leslie


      Pursuant to the requirements of the Securities Act of 1933, the Trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, the the city of Dallas, state of Texas, on January 13, 1998.

                                PATRIOT AMERICAN HOSPITALITY/
                                WYNDHAM INTERNATIONAL EMPLOYEE
                                SAVINGS & RETIREMENT PLAN


                                /s/ Rex E. Stewart
                                ---------------------------------
                                Rex E. Stewart
                                Benefits Committee